UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2025
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08    Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 5.08.
Item 8.01    Other Events.
On June 26, 2025, the board of directors (the “Board”) of Quanterix Corporation (the “Company”) determined that the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually by means of remote communication on September 23, 2025, at 9:00 a.m. ET.
Due to the fact that the date of the Annual Meeting is more than 30 days from the anniversary date of the Company’s 2024 Annual Meeting of Stockholders, the following deadlines (each as listed in the Company’s 2024 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (“SEC”) on April 15, 2024) are no longer applicable: (i) the deadline for submission of any qualified stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such rule, “Rule 14a-8” and such act, the “Exchange Act”), (ii) the deadline for submission of any qualified stockholder nomination or proposal outside of Rule 14a-8 and (iii) the deadline for stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the Annual Meeting to provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. The Company is hereby providing notice of the revised deadlines for such proposals and such notice via this Form 8-K.
In accordance with the rules and regulations of the SEC (the “SEC Rules”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 must ensure that such proposal is received by the corporate secretary of the Company (the “Secretary”) at the Company’s corporate office at 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821, no later than the close of business on July 11, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials to stockholders. Any such proposal must also meet the requirements set forth in the SEC Rules in order to be eligible for inclusion in the proxy materials for the Annual Meeting.
In addition, in accordance with the requirements contained in the Company’s Restated Bylaws (the “Bylaws”), stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all information specified in the Bylaws) is received by the Secretary at the address specified above no later than the close of business on July 11, 2025. Any such proposal must meet the requirements set forth in the Bylaws in order to be brought before the Annual Meeting.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by July 25, 2025.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2025	QUANTERIX CORPORATION

	By:	/s/ Vandana Sriram
	Name:	Vandana Sriram
	Title:	Chief Financial Officer